UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2012 (September 5, 2012)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-16725	42-1520346
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(Zip Code)

(515) 247-5111

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 5, 2012, Principal Financial Group, Inc. (the “Company”) issued $300,000,000 aggregate principal amount of its 3.300% Senior Notes due 2022 (the “2022 Notes”) and $300,000,000 aggregate principal amount of its 4.625% Senior Notes due 2042 (the “2042 Notes” and, together with the 2022 Notes, the “Notes”).  The Notes were issued pursuant to the Senior Indenture, dated as of May 21, 2009 (the “Senior Indenture”), among the Company, Principal Financial Services, Inc. (“PFSI”) and the Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Third Supplemental Indenture, dated as of September 10, 2012 (the “Third Supplemental Indenture”), with respect to the 2022 Notes, and the Fourth Supplemental Indenture, dated as of September 10, 2012 (the “Fourth Supplemental Indenture”), with respect to the 2042 Notes.  The 2022 Notes and the 2042 Notes are fully and unconditionally guaranteed by PFSI pursuant to separate Guarantees, each dated as of September 10, 2012 (together, the “Guarantees”).

The Notes were sold pursuant to an effective automatic shelf registration statement on Form S-3 (the “Registration Statement) (File Nos. 333-174438 and 333-174438-04) which became effective upon filing with the Securities and Exchange Commission on May 24, 2011.  The closing of the sale of the Notes occurred on September 10, 2012.  The Third Supplemental Indenture with respect to the 2022 Notes (including the form of the 2022 Notes), and Fourth Supplemental Indenture with respect to the 2042 Notes (including the form of the 2042 Notes), the Guarantee of PFSI with respect to the 2022 Notes and the Guarantee of PFSI with respect to the 2042 Notes are filed hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and are incorporated by reference herein.

Item 8.01.  Other Events.

In connection with the issuance and sale of the Notes, the Company entered into the Underwriting Agreement, dated September 5, 2012 (the “Underwriting Agreement”), among the Company, PFSI and Citigroup Global Markets Inc, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto.

A copy of the opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes and the Guarantees is filed as Exhibit 5.1 hereto, and a copy of the opinion of Karen E. Shaff, Executive Vice President and General Counsel of the Company and PFSI, relating to certain legal matters relating to the issuance of the Guarantees is filed as Exhibit 5.2 hereto.

Item 9.01  Financial Statements and Exhibits

The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

(d) Exhibits

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated September 5, 2012, among Principal Financial Group, Inc., Principal Financial Services, Inc. and Citigroup Global Markets Inc., Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto.

Exhibit 4.1

Third Supplemental Indenture (including the form of the 2022 Notes), dated as of September 10, 2012, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee.

Exhibit 4.2

Fourth Supplemental Indenture (including the form of the 2042 Notes), dated as of September 10, 2012, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee.

Exhibit 4.3	Guarantee from Principal Financial Services, Inc. with respect to the 3.300% Senior Notes due 2022.

Exhibit 4.4	Guarantee from Principal Financial Services, Inc. with respect to the 4.625% Senior Notes due 2042.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 5.2	Opinion of Karen E. Shaff, Executive Vice President and General Counsel of Principal Financial Group, Inc. and Principal Financial Services, Inc.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).

Exhibit 23.2	Consent of Karen E. Shaff, Executive Vice President and General Counsel of Principal Financial Group, Inc. and Principal Financial Services, Inc. (contained in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Principal Financial Group, Inc.

	By:	/s/ JOYCE N. HOFFMAN
Name: Joyce N. Hoffman
Title: Senior Vice President and Corporate Secretary

Date: September 10, 2012